SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2004

                         WAYNE SAVINGS BANCSHARES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        0-23433                31-1557791
 ---------------------------       -------------------      ------------------
(State or other jurisdiction      (Commission File No.)      (IRS Employer
   of incorporation)                                        Identification No.)




  151 N. Market St., Wooster, Ohio                               44691
 --------------------------------------                         --------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (330) 264-5767


                                 Not Applicable
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure.

     On June 2, 2004, the Company announced it had completed its acquisition of Stebbins Bancshares, Inc. A copy of the press release dated June 2, 2004 is attached as exhibit 99 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits

         The following exhibit is filed herewith.

         Exhibit Number    Description
         --------------    -----------

              99           Press release dated June 2, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          WAYNE SAVINGS BANCSHARES, INC.


DATE:  June 2, 2004                       By: /s/ Charles F. Finn
                                          -----------------------
                                          Charles F. Finn
                                          President and Chief Executive Officer


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